UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

May 20, 2003
Date of Report (date of earliest event reported)

Commission File Number 000-29367

VantageMed Corporation
(Exact name of Registrant as specified in its charter)

Delaware	68-0383530
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

3017 Kilgore Road, Suite 180, Rancho Cordova, California 95670
(916) 638-4744

(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

Item 5.    Other Events

On May 22, 2003 we filed a press release announcing the appointment of Philip Ranger as Chief Financial Officer.  Our press release is attached as Exhibit 99.1.

Item 7.    Financial Statements and Exhibits

(c)                                  Exhibits

The following exhibit is filed herewith:

99.1                           Press Release issued by VantageMed Corporation dated May 22, 2003.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange act of 1934, VantageMed Corporation has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VANTAGEMED CORPORATION

	By:	/s/ Richard M. Brooks
Dated: May 22, 2003		Richard M. Brooks,
Chief Executive Officer

EXHIBIT INDEX

99.1         Press Release issued by VantageMed Corporation dated May 22, 2003.